Exhibit 10.1

Royalty PURCHASE Agreement

(Lapon Canyon Royalty; Mineral County, Nevada)

This Royalty Purchase Agreement (“Agreement”) is made and entered into May 24, 2024 (the “Effective Date”), by and between Walker River Resources LLC, a Nevada limited liability company (“Seller”), and Nevada Canyon LLC, a Nevada limited liability company (“Buyer”). Each of the Seller and Buyer are sometimes referred to individually as a “Party” and collectively as the “Parties.”

Recitals

A.	The Seller is the owner of the ninety-six (96) unpatented lode mining claims identified as the Sleeper and Lapon Rose claim groups, collectively known as the Lapon Canyon Property, situated in Mineral County, Nevada, which are more particularly described in Exhibits A-1 and A-2 attached to and by this reference incorporated in this Agreement (the “Property”).

B.	The Sleeper unpatented lode mining claims described in Exhibit A-1 (collectively, the “Sleeper Claims”) are subject to a production royalty (the “Sleeper Royalty”) in the amount of one percent (1%) of the net smelter returns on the claims, which was created under that certain Mining Lease with Option to Purchase dated March 1, 2013 (the “Sleeper Lease”), concerning the Sleeper Claims. The royalty holder rights to the Sleeper Royalty are currently held by the James A. Jorgensen and Karen L. Jorgensen Family Trust U/A dated September 29, 2011 (the “Jorgensen Family Trust”), and Donna R. Hartmann (“Donna Hartman”; Donna Hartman and the Jorgensen Family Trust are collectively referred to as the “Sleeper Royalty Holders”).

C.	Seller currently holds a right of first refusal on the Sleeper Royalty in accordance with Section 8 of the Sleeper Lease (the “Walker River ROFR”).

D.	Seller has received written notice from the Sleeper Royalty Holders of their intention to sell all of their right, title, and interest in and to the Sleeper Royalty to Buyer, thereby triggering the Walker River ROFR.

E.	The Seller has agreed to sell to Buyer, and the Buyer has agreed to purchase from Seller, a production royalty (the “Royalty”) in the amount of two percent (2%) of the net smelter returns on all minerals produced from the Property, subject to the terms and conditions of this Agreement.

F.	As additional consideration for the purchase and sale contemplated under this Agreement, Seller has also agreed to waive its right in the Walker River ROFR and allow the sale and transfer of the Sleeper Royalty from the Sleeper Royalty Holders to Buyer.

Now, therefore, in consideration of their mutual covenants and promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Article 1

Defined Terms; Interpretation

1.1 Definitions. In addition to other defined terms in this Agreement, the following terms shall have the meanings stated below when used in this Agreement:

(a) “Agreement” means this Agreement, including all amendments and modifications, and all schedules and exhibits (each individually an “Exhibit” and collectively the “Exhibits”) attached to and by this reference incorporated in this Agreement.

1

(b) “Buyer” means Nevada Canyon LLC, a Nevada limited liability company, and its successors and assigns.

(c) “Closing” means the delivery of documents and other items to be delivered by the parties, the exchange of consideration, and the consummation of the transactions contemplated under this Agreement as described in Section 2.4.

(d) “Closing Date” means the date on which the Closing shall occur.

(e) “Encumbrance” means any security, interest, lien, charge, mortgage, indenture, pledge, option, lease, right of first refusal, transfer restriction, net profits interest, royalty, other payment on mineral production, transfer of any ownership interest to a third party by any Seller, or any other encumbrance, together with any agreement to grant any of the foregoing rights or interests.

(f) “Purchase Price” shall have the meaning ascribed to that term in Section 2.2 of this Agreement.

(g) “Property” means collectively the unpatented mining claims described in Exhibit A attached to and incorporated in this Agreement, including all amendments and relocations of the unpatented mining claims.

(h) “Royalty” means a mineral production royalty in the amount of two percent (2%) of the net smelter returns for all gold and other minerals of any type produced from the Property, which shall be subject to and paid in accordance with the terms of the Royalty Deed.

(i) “Royalty Deed” shall have the meaning ascribed to that term in Section 2.4(a) of this Agreement.

(j) “Seller” means Walker River Resources LLC, a Nevada limited liability company, and its successors and assigns.

(k) “Sleeper Royalty” shall have the meaning ascribed to that term in Recital B of this Agreement.

(l) “Sleeper Royalty Holders” shall have the meaning ascribed to that term in Recital B of this Agreement.

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(m) “Walker River ROFR” shall have the meaning ascribed to that term in Recital C of this Agreement.

1.2. Currency. All sums referred to in this Agreement are in United States currency.

Article 2

Purchase and Royalty Termination; Closing

2.1. Assets to be Purchased and Terminated. Subject to all the terms and conditions of this Agreement and for the consideration described in this Agreement, the Seller agrees to sell and grant to Buyer the Royalty, free and clear of all Encumbrances.

2.2. Purchase Price. In consideration of (i) the purchase and sale contemplated in this Agreement, and (ii) Seller’s waiving of its Walker River ROFR, the Buyer shall pay to the Seller a total purchase price of Three Hundred Thousand Dollars (US$300,000.00) (the “Purchase Price”).

2.3. Closing Date. Subject to the terms and conditions of this Agreement, the consummation of the sale and purchase as contemplated by this Agreement shall take place on or before May 31, 2024 (the “Outside Date”), at such time and place as mutually agreeable to the Parties, or on such other date as is mutually agreeable to the Parties. The date on which the Closing occurs is referred as the “Closing Date.”

2.4. Closing Deliverables. On the Closing, the Parties shall take the following actions:

(a)	Seller Deliverables. On Closing, the Seller shall execute and deliver to the Buyer the following: (i) a duly executed counterpart to the Royalty Deed in the form attached to this Agreement as Exhibit B (the “Royalty Deed”); (ii) a duly executed waiver of the Walker River ROFR in the form attached to this Agreement as Exhibit B (the “Sleeper Royalty ROFR Waiver”); and (iii) such other documents, certificates and other instruments as would be usual in respect of the transaction contemplated by this Agreement, or otherwise in the reasonable opinion of counsel, are reasonably necessary for the proper consummation of this transaction to validly complete the sale and transfer to Buyer the Royalty.

(b)	Buyer Deliverables. On Closing, the Buyer shall deliver to the Seller the following: (i) the Purchase Price in cash or immediately available funds; and (ii) such other documents, certificates and other instruments as would be usual in respect of the transaction contemplated by this Agreement, or otherwise in the reasonable opinion of counsel, are reasonably necessary for the proper consummation of this transaction to validly complete the sale and transfer to Buyer the Royalty.

2.5. Effect of Closing. On Closing, the Buyer shall acquire and own the Royalty, free and clear of all Encumbrances, and Buyer shall be freely able to complete the purchase and sale of the Sleeper Royalty from the Sleeper Royalty Holders.

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Article 3

Representations, Warranties and Covenants of Seller

Seller represents, warrants and covenants to Buyer as stated below, and all such representations and warranties shall be true and correct as of the Effective Date and the Closing Date, and shall survive the Closing.

3.1. Authority. Seller has full power, legal right and authority to enter into this Agreement and the instruments which it is obligated to execute and deliver in accordance with the terms of this Agreement and to do all such acts and things as are required to be done, observed or performed by each Seller in accordance with this Agreement.

3.2. Valid Authorization of this Agreement. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the instruments which he is obligated to execute and deliver in accordance with this Agreement and to observe and perform the provisions of this Agreement and any such instrument to which it is a party in accordance with its terms.

3.3 Further Assurances. Seller shall execute and deliver all documents and instruments reasonably requested by Buyer to consummate the transactions contemplated under this Agreement.

3.4. Survival of Representations and Warranties. The representations, warranties and covenants contained in this Article 3 shall survive the execution and delivery of this Agreement and the Closing as well as any assignment hereof.

Article 4

Representations, Warranties and Covenants of Buyer

Buyer represents, warrants and covenants to each Seller as stated below, and all such representations and warranties shall be true and correct as of the Effective Date and the Closing Date, and shall survive the Closing.

4.1. Authority. Buyer has full power, legal right and authority to enter into this Agreement and the instruments which it is obligated to execute and deliver in accordance with the terms of this Agreement and to do all such acts and things as are required to be done, observed or performed by Buyer in accordance with this Agreement.

4.2. Valid Authorization of this Agreement. Buyer has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the instruments which it is obligated to execute and deliver in accordance with this Agreement and to observe and perform the provisions of this Agreement and any such instrument to which it is a party in accordance with its terms.

4.3. Further Assurances. Buyer shall execute and deliver all documents and instruments reasonably requested by Buyer to consummate the transactions contemplated under this Agreement.

4.4. Survival of Representations and Warranties. The representations, warranties and covenants contained in this Article 4 shall survive the execution and delivery of this Agreement and the Closing as well as any assignment hereof.

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Article 5

Termination; Amendment; Waiver; Assignment

5.1. Termination by Seller. If Buyer is unable to comply with its obligations under this Agreement on or before the Closing Date, it shall do so as soon thereafter as it is able to do so; however, in no event shall the Closing occur more than ten (10) days after the date described in Section 2.3. If Buyer does not perform its obligations under this Agreement, the Seller may terminate this Agreement by delivering notice to Buyer of Seller’s intention to terminate this Agreement. The termination shall be effective five (5) days after Seller’s delivery of notice of termination. On termination, the Seller shall have no obligation whatever to perform any obligations under this Agreement or to terminate the Waterloo Royalty.

5.2. Termination by Buyer. If Seller is unable to comply with its obligations under this Agreement on or before the Closing Date, it shall do so as soon thereafter as it is able to do so, however, in no event shall the Closing occur more than ten (10) days after the date described in Section 2.3. If Seller does not perform its obligations under this Agreement, Buyer may terminate this Agreement by delivering notice to Seller of Buyer’s intention to terminate this Agreement. The termination shall be effective five (5) days after Buyer’s delivery of notice of termination. On termination, Buyer shall have no obligation whatever to perform any obligations under this Agreement or to purchase the Property.

5.3. Amendment. This Agreement may not be amended except by an instrument signed by the Parties.

5.4. Waiver. Any failure of a party to comply with any provision hereof may be waived by the Party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of or estoppel with respect to, any subsequent or other failure.

5.5. Assignment. Buyer may assign this Agreement and its rights under it with Seller’s express written consent which consent will not be unreasonably delayed or withheld. No such assignment shall release Buyer unless otherwise agreed by Seller in writing.

Article 6

Notices

6.1. Notices. No notice, request, demand, instruction or other document to be given to any Party shall be effective for any purpose unless personally delivered to the person at the appropriate address or e-mail address stated below (in which event such notice shall be deemed effective only upon such delivery) delivered by air courier next-day delivery (e.g., Federal Express), or delivered by U.S. mail, or transmitted by fax or e-mail or similar means of recorded electronic communication, or sent by registered or certified mail, return receipt requested, as follows:

If to Seller:	Walker River Resources LLC
1130 West Pender Street, Suite 820
Vancouver, B.C. V6E 4A4
Attn: Michel David
Email: michel@wrrgold.com

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If to Buyer:	Nevada Canyon LLC
5655 Riggins Court, Suite 15
Reno, NV 89502
Attn: Alan Day
Email: day@mineralexploration.com

Notices delivered by air courier shall be deemed to have been given the next business day after deposit with the courier and notices mailed shall be deemed to have been given on the third day following deposit of same in any United States Post Office in the state to which the notice is addressed or on the fourth day following deposit in any such post office other than in the state to which the notice is addressed, postage prepaid, addressed as stated above. The addresses and addresses, for the purpose of this Section, may be changed by giving written notice of such change in the manner herein provided for giving notice. Unless and until such written notice of change is received, the last address and addressee stated by written notice, or provided herein if no such written notice of change has been received, shall be deemed to continue in effect for all purposes hereunder.

Article 7

Miscellaneous

7.1. Binding Effect. This Agreement shall bind and inure to the benefit of the respective representatives, successors and assigns of Buyer and Seller.

7.2. Attorney’s Fees. In the event of any action or proceeding, including an arbitration, brought by either Party against the other under this Agreement, the prevailing Party shall be entitled to recover all costs and expenses, including the actual fees of its attorneys incurred for prosecution, defense, and appeal of such action or proceeding.

7.3. Entire Agreement. This Agreement and Exhibits and other writings referred to in this Agreement or delivered pursuant hereto which form a part hereof contain the entire understanding and agreement of the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements pertaining to the subject matter of this Agreement, including the Letter Agreement.

7.4. Interpretation. The Parties acknowledge and agree that each has been given the opportunity to review this Agreement with legal counsel independently and has the requisite experience and sophistication to understand, interpret and agree to the particular language of its provisions. In the event of an ambiguity in or dispute regarding the interpretation of same, the interpretation of this Agreement shall not be resolved by any rule of interpretation providing for interpretation against the Party who causes the uncertainty to exist or against the draftsman. This Agreement contains the entire agreement between the Parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged and integrated into this Agreement.

7.5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada without regard to its provisions concerning conflicts or choice of law.

7.6. Counterparts. This Agreement may be executed in one or more counterparts, and by the different party in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement. Such counterparts may be delivered by facsimile or electronic transmission and the receiving party is entitled to rely on the same to the same extent as if it had been an executed original.

[Signature page follows.]

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The Parties have executed this Agreement as of the Effective Date first written above.

Seller:

WALKER RIVER RESOURCES LLC, a Nevada limited liability company

By:	/s/ Michel David
Name:	Michel David
Title:	Manager

Buyer:

Nevada Canyon LLC, a Nevada limited liability company

By its Managing Member:

NEVADA CANYON GOLD CORP., a Nevada corporation

By:	/s/ Alan Day
Name:	Alan Day
Title:	President

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Exhibit A-1

Description of Sleeper Claims

The Property includes the following thirty-six (36) unpatented lode mining claims situated in Mineral County, Nevada:

			County	BLM
#	Claim Name	Location Date	Document No.	Legacy Serial No.
1	Sleeper 1	2/16/1994	107708	NMC699414
2	Sleeper 2	2/16/1994	107709	NMC699415
3	Sleeper 3	2/16/1994	107710	NMC699416
4	Sleeper 4	2/26/1994	107711	NMC699417
5	Sleeper 5	2/26/1994	107712	NMC699418
6	Sleeper 6	2/26/1994	107713	NMC699419
7	Sleeper 7	2/26/1994	107714	NMC699420
8	Sleeper 8	2/26/1994	107715	NMC699421
9	Sleeper 9	2/26/1994	107716	NMC699422
10	Sleeper 10	2/26/1994	107717	NMC699423
11	Sleeper 11	3/3/1994	107718	NMC699424
12	Sleeper 12	3/3/1994	107719	NMC699425
13	Sleeper 13	9/9/1994	109702	NMC708229
14	Sleeper 14	9/9/1994	109703	NMC708230
15	Sleeper 15	9/14/1994	109704	NMC708231
16	Sleeper 16	9/9/1994	109705	NMC708232
17	Sleeper 17	9/9/1994	109706	NMC708233
18	Sleeper 18	9/9/1994	109707	NMC708234
19	Sleeper 19	9/14/1994	109708	NMC708235
20	Sleeper 20	5/31/2009	148283	NMC1008338
21	Sleeper 21	5/31/2009	148284	NMC1008339
22	Sleeper 22	5/31/2009	148285	NMC1008340
23	Sleeper 23	5/31/2009	148286	NMC1008341
24	Sleeper 24	5/31/2009	148287	NMC1008342
25	Sleeper 25	5/31/2009	148288	NMC1008343
26	Sleeper 26	5/31/2009	148289	NMC1008344
27	Sleeper 27	5/31/2009	148290	NMC1008345
28	Sleeper 28	5/31/2009	148291	NMC1008346
29	Sleeper 29	6/1/2009	148292	NMC1008347
30	Sleeper 30	6/1/2009	148293	NMC1008348
31	Sleeper 31	6/1/2009	148294	NMC1008349
32	Sleeper 32	6/1/2009	148295	NMC1008350
33	Sleeper 33	6/1/2009	148296	NMC1008351
34	Sleeper 34	6/1/2009	148297	NMC1008352
35	Sleeper 35	6/1/2009	148298	NMC1008353
36	Sleeper 36	6/1/2009	148299	NMC1008354

A-1

Exhibit A-2

Description of Lapon Rose Claims

The Property includes the following sixty (60) unpatented lode mining claims situated in Mineral County, Nevada:

			County	BLM
#	Claim Name	Location Date	Document No.	Legacy Serial No.
1	Lapon Rose 1	5/19/2017	165847	NMC1146627
2	Lapon Rose 2	5/19/2017	165848	NMC1146628
3	Lapon Rose 3	5/19/2017	165849	NMC1146629
4	Lapon Rose 4	5/19/2017	165850	NMC1146630
5	Lapon Rose 5	5/19/2017	165851	NMC1146631
6	Lapon Rose 6	5/19/2017	165852	NMC1146632
7	Lapon Rose 7	5/19/2017	165853	NMC1146633
8	Lapon Rose 8	5/19/2017	165854	NMC1146634
9	Lapon Rose 9	5/19/2017	165855	NMC1146635
10	Lapon Rose 10	5/19/2017	165856	NMC1146636
11	Lapon Rose 11	5/19/2017	165857	NMC1146637
12	Lapon Rose 12	5/19/2017	165858	NMC1146638
13	Lapon Rose 13	5/19/2017	165859	NMC1146639
14	Lapon Rose 14	5/19/2017	165860	NMC1146640
15	Lapon Rose 15	5/19/2017	165861	NMC1146641
16	Lapon Rose 16	5/19/2017	165862	NMC1146642
17	Lapon Rose 17	5/19/2017	165863	NMC1146643
18	Lapon Rose 18	5/27/2017	165864	NMC1146644
19	Lapon Rose 19	5/27/2017	165865	NMC1146645
20	Lapon Rose 20	5/27/2017	165866	NMC1146646
21	Lapon Rose 21	5/27/2017	165867	NMC1146647
22	Lapon Rose 22	5/27/2017	165868	NMC1146648
23	Lapon Rose 23	5/27/2017	165869	NMC1146649
24	Lapon Rose 24	5/27/2017	165870	NMC1146650
25	Lapon Rose 25	5/27/2017	165871	NMC1146651
26	Lapon Rose 26	5/27/2017	165872	NMC1146652
27	Lapon Rose 27	5/27/2017	165873	NMC1146653
28	Lapon Rose 28	5/27/2017	165874	NMC1146654
29	Lapon Rose 29	5/27/2017	165875	NMC1146655
30	Lapon Rose 30	5/27/2017	165876	NMC1146656
31	Lapon Rose 31	5/27/2017	165877	NMC1146657
32	Lapon Rose 32	5/27/2017	165878	NMC1146658
33	Lapon Rose 33	5/27/2017	165879	NMC1146659
34	Lapon Rose 34	5/27/2017	165880	NMC1146660
35	Lapon Rose 35	5/27/2017	165881	NMC1146661
36	Lapon Rose 36	5/27/2017	165882	NMC1146662
37	Lapon Rose 37	5/27/2017	165883	NMC1146663

A-2

			County	BLM
#	Claim Name	Location Date	Document No.	Legacy Serial No.
38	Lapon Rose 38	5/27/2017	165884	NMC1146664
39	Lapon Rose 39	5/27/2017	165885	NMC1146665
40	Lapon Rose 40	5/27/2017	165886	NMC1146666
41	Lapon Rose 41	5/27/2017	165887	NMC1146667
42	Lapon Rose 42	5/27/2017	165888	NMC1146668
43	Lapon Rose 43	5/27/2017	165889	NMC1146669
44	Lapon Rose 44	5/27/2017	165890	NMC1146670
45	Lapon Rose 45	5/27/2017	165891	NMC1146671
46	Lapon Rose 46	5/27/2017	165892	NMC1146672
47	Lapon Rose 47	5/27/2017	165893	NMC1146673
48	Lapon Rose 48	5/27/2017	165894	NMC1146674
49	Lapon Rose 49	5/27/2017	165895	NMC1146675
50	Lapon Rose 50	5/27/2017	165896	NMC1146676
51	Lapon Rose 51	5/19/2017	165897	NMC1146677
52	Lapon Rose 52	5/19/2017	165898	NMC1146678
53	Lapon Rose 53	5/19/2017	165899	NMC1146679
54	Lapon Rose 54	5/19/2017	165900	NMC1146680
55	Lapon Rose 55	5/19/2017	165901	NMC1146681
56	Lapon Rose 56	5/19/2017	165902	NMC1146682
57	Lapon Rose 57	5/19/2017	165903	NMC1146683
58	Lapon Rose 58	5/19/2017	165904	NMC1146684
59	Lapon Rose 59	5/28/2017	165905	NMC1146685
60	Lapon Rose 60	5/28/2017	165906	NMC1146686

[End of Exhibit A]

A-3

Exhibit B

Form of Royalty Deed

APNs: N/A (Royalty Conveyance Only)

Recorded at the request of,

and after recording return to:

Jeff N. Faillers

Erwin Thompson Faillers

241 Ridge Street, Suite 210

Reno, Nevada 89501

The undersigned hereby confirm that there are no social security numbers on this document.

Royalty Deed

(Lapon Canyon Royalty; Mineral County, Nevada)

This Royalty Deed (the “Deed”) is dated effective May ___, 2024 (the “Effective Date”), from Walker River Resources LLC, a Nevada limited liability company (“Obligor”), to NEVADA CANYON LLC, a Nevada limited liability company (“Royalty Holder”). Obligor and Royalty Holder are sometimes referred to individually as a “Party” and collectively as the “Parties.”

Recitals

G.	Seller is the owner of the ninety-six (96) unpatented lode mining claims identified as the Sleeper and Lapon Rose claim groups, collectively known as the Lapon Canyon Property, situated in Mineral County, Nevada, which are more particularly described in Exhibits A-1 and A-2 attached to and by this reference incorporated in this Agreement (the “Properties”).

H.	The Parties entered into that certain Royalty Purchase Agreement dated May ___, 2024 (the “Agreement”), pursuant to which Obligor agreed to sell to Royalty Holder, and Royalty Holder agreed to purchase from Obligor, a production royalty in the amount of two percent (2%) of the net smelter returns on all minerals produced from the Properties.

I.	The Parties have closed the purchase and sale of the royalty as contemplated in the Agreement and the Obligor now wishes to execute and deliver this Deed to Royalty Holder pursuant to the terms of the Agreement.

B-1

Now, therefore, in consideration of their mutual covenants and promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Conveyance

Grant of Royalty.

Royalty Percentage. For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, Obligor grants, sells, assigns and conveys to Royalty Holder, and its successors and assigns forever, a production royalty in an amount equal to two percent (2%) of the Net Smelter Returns (the “Royalty Percentage”), as hereinafter defined and computed, for all gold and other minerals of any type produced from the Properties, including all gold and other minerals of any type produced from dumps or stockpiles located on the Properties, from and after the Effective Date (the “Royalty”), subject to Section 1(b).

No Buy Down. Obligor will not have the right to buy down all or any portion of the Royalty.

Real Property Interest; Burden on the Properties. Obligor and Royalty Holder intend that the Royalty will be perpetual and will constitute a presently vested interest in and a covenant running with the Properties, including any after-acquired title, which will inure to the benefit of and be binding upon the Parties and their respective successors and assigns so long as Obligor or any successor or assign of Obligor holds any rights or interests in the Properties. This Deed and Obligor’s Royalty obligation shall attach to any amendments, relocations or conversions of any mining claim, license, or lease, concession, permit, patent or other tenure comprising the Properties, or to any renewals or extensions thereof, and the mineral products and proceeds of mineral products extracted and produced from the Properties, and shall extend to and include any unpatented mining claim, patented mining claim, or other mineral interest (fee land or otherwise) located, leased, or otherwise acquired by Obligor which are situated partially or entirely within the exterior-most boundaries of the Properties, including any unpatented mining claims located to appropriate any fractions or gaps among the Properties. In the event that the Royalty attaches to any interests pursuant to this Section 1(c), the Parties agree and covenants to execute, deliver, and record in the Office of the Esmeralda County Recorder, at Royalty Holder’s request in its sole discretion, an instrument by which Obligor grants to Royalty Holder the Royalty and subjects such interests to all of the burdens, conditions, obligations and terms of this Deed. The Parties do not intend that there be any violation of the rule against perpetuities. Accordingly, any right that is subject to such rule shall be exercised within the maximum time periods permitted under applicable law.

Representations and Warranties.

Full Authority. Obligor represents and warrants that it has all authority necessary for it to execute and deliver this Deed.

No Encumbrances. Obligor represents and warrants it has not taken any action by which the Properties or dumps or stockpiles located on the Properties will be subject to a lien or other encumbrance that will in any way be a lien or other encumbrance on the Royalty.

Royalty Holder’s Acceptance. Royalty Holder acknowledges and agrees that this Deed is accepted by Royalty Holder in satisfaction of Obligor’s obligation to deliver this Deed pursuant to the Agreement.

B-2

Definition of Net Smelter Returns.

For Gold Bullion. “Net Smelter Returns,” for gold produced from the Properties or from dumps or stockpiles located on the Properties, and refined by or for Obligor to a form that meets good delivery standards in the London Bullion Market or comparable terminal market (“Gold Bullion”), will be determined by multiplying (i) the gross number of troy ounces of Gold Bullion produced from the Properties or dumps or stockpiles located on the Properties, and returned to or credited to Obligor or purchased and paid for by a smelter, refiner, processor, purchaser or other recipient of such bullion during a calendar quarter, by (ii) the arithmetic average of the London Bullion Market Association P.M. Fixing Price (in United States dollars) reported on its website for Gold Bullion for the calendar quarter (or should such quotation cease, another similar quotation acceptable to Royalty Holder, acting reasonably) calculated by summing the quoted prices reported for each day of the calendar quarter and dividing the sum by the number of days for which such prices were reported, and (iii) by deducting from the product of (i) times (ii), the Allowable Deductions permitted in Section 4(a) below.

For Other Products. For gold and other minerals of any type produced from the Properties or dumps or stockpiles located on the Properties, and sold in a crude or intermediate form other than as Gold Bullion (“Other Products”), Net Smelter Returns will be equal to (i) the actual sales price for the minerals contained in such Other Products received by Obligor from a smelter, refiner, processor, purchaser or other recipient of such products during a calendar quarter, less (ii) the Allowable Deductions permitted in Section 4(b) below.

Affiliate Transactions. If Other Products are delivered in kind or sold to an entity which, under the broadest definition, directly or indirectly controls, is controlled by, or is under common control with Obligor (an “Affiliate”), and are sold by such Affiliate with or without further processing, Net Smelter Returns will be calculated based on the value of Gold Bullion sold by or credited or returned to the Affiliate (calculated pursuant to Section 3(a)), or the proceeds actually received by such Affiliate in an arm’s length transaction for sale of Other Products, less Allowable Deductions actually incurred by the Affiliate, and the Gold Bullion or Other Products will be deemed to have been sold by Obligor, the proceeds will be deemed to have been received by Obligor and the Allowable Deductions will be deemed to have been made by Obligor for purposes of calculating Net Smelter Returns, in each case as if Obligor had sold (or received or was credited with) such Gold Bullion or Other Products in an arm’s-length transaction.

Insurance Proceeds. In the event Obligor receives insurance proceeds for gold in Gold Bullion or for gold or other minerals in Other Products lost or damaged, Net Smelter Returns will equal any such insurance proceeds that are received by Obligor for such loss.

Allowable Deductions.

For Gold Bullion. For gold produced and sold as Gold Bullion, “Allowable Deductions” means, to the extent actually incurred:

charges imposed by a smelter or refinery for refining Gold Bullion from doré or concentrates produced in Obligor’s mill or other processing plant; however, charges incurred by Obligor for processing raw or crushed ore or other preliminary products in Obligor’s mill or other processing plant shall not be subtracted in determining Net Smelter Returns;

B-3

penalty substance, assaying, and sampling charges imposed on or incurred by Obligor for refining Gold Bullion contained in such production;

charges and costs, if any, for transportation and insurance of doré or concentrates produced in Obligor’s mill or other processing plant to places where such doré or concentrates are smelted, refined and/or sold or otherwise disposed of; and

all taxes paid on production of Gold Bullion, except income tax, including but not limited to, production, severance, sales and privilege taxes and all local, state and federal taxes that are based on the production of Gold Bullion.

For Other Products. For gold and other minerals of any type produced and sold in Other Products, “Allowable Deductions” means, to the extent actually incurred:

charges imposed by the smelter, refiner or other processor for smelting, refining or processing gold and other minerals of any type contained in Other Products, but excluding any and all charges and costs related to Obligor’s mill or other processing plant constructed for the purpose of milling or processing Other Products;

penalty substance, assaying, and sampling charges imposed by a smelter, refiner or other processor for smelting, refining, or processing gold and other minerals of any type contained in Other Products, but excluding any and all charges and costs of or related to Obligor’s mill or other processing plant constructed for the purpose of milling or processing Other Products;

charges and costs, if any, for transportation and insurance of the gold and other minerals of any type contained in Other Products and the beneficiated products thereof from Obligor’s mill or other processing plant to places where such Other Products or the beneficiated products thereof are smelted, refined and/or sold or otherwise disposed of; and

all taxes paid on production of the gold and other minerals of any type contained in Other Products, except income tax, including but not limited to, production, severance, sales and privilege taxes and all local, state and federal taxes that are based on the production of gold contained in Other Products.

Custom Facilities. In the event Obligor carries out smelting, refining or other processing operations to produce Gold Bullion or gold and other minerals of any type contained in Other Products in facilities owned or controlled, in whole or in part, by Obligor, which facilities were not constructed for the sole purpose of smelting, refining or processing crude or intermediate products produced from the Properties, then charges, costs and penalties for such smelting, refining or processing shall mean the amount Obligor would have incurred as “Allowable Deductions” under Section 4(a)(i) or Section 4(b)(i) above if such smelting, refining or other processing operations were carried out at facilities not owned or controlled by Obligor, but in no event will such Allowable Deductions be greater than actual costs incurred by Obligor with respect to such smelting, refining or other processing.

B-4

Calculating and Paying Royalty; Reporting.

Calculation. The dollar amount of the Royalty due to Royalty Holder for a calendar quarter will be the product of the sum of the Net Smelter Returns for Gold Bullion plus the Net Smelter Returns for the gold and other minerals of any type contained in Other Products for such quarter multiplied by the Royalty Percentage.

Payment.

Payment of the Royalty for a calendar quarter will be due by the last day of the month following the end of each calendar quarter in which Gold Bullion or Other Products containing gold and other minerals of any type are sold or returned or credited to Obligor (the “Payment Date”). If, for any reason, all information necessary to calculate and make a payment on the Payment Date is not available, Obligor will make a provisional payment on the Payment Date based on the available information and provide a final reconciliation for such payment promptly after all needed information becomes available to Obligor. In the event Royalty Holder has been underpaid in any provisional payment, Obligor will promptly pay the difference to Royalty Holder in cash or other readily available funds and if Royalty Holder has been overpaid in any provisional payment, Royalty Holder will promptly pay to Obligor the difference in cash or other readily available funds. All payments of the Royalties will be made by Obligor to Royalty Holder, and will be paid free of any and all withholding taxes.

Obligor acknowledges that delinquent payment by Obligor to Royalty Holder of Royalty payments will cause Royalty Holder to incur costs, the exact amount of which will be difficult to ascertain. Accordingly, if any amount due and payable by Obligor is not received by Royalty Holder within ten (10) days after such amount is due, then Obligor shall pay to Royalty Holder a late charge equal to four percent (4%) of such overdue amount. Royalty Holder’s acceptance of such late charge shall not constitute a waiver of Obligor’ default with respect to such overdue amount, nor prevent Royalty Holder from exercising any of Royalty Holder’s other rights and remedies. If any amount payable by Obligor remains delinquent for a period more than thirty (30) days, Obligor shall pay to Royalty Holder, in addition to the delinquent payment, interest from and after the due date at the lesser of: (a) the Prime Rate interest rate quoted as “Prime” by JPMorgan Chase and Co., at its head office, as the rate may change from day to day (which quoted rate may not be the lowest rate at which the bank loans funds) plus five (5) percentage points; or (b) the maximum non-usurious rate permitted by applicable Law. If any portion of any royalty payment (and any related Interest amount) was overpaid, Obligor shall be entitled to offset such amount against the next royalty payment.

Detailed Statement. All payments of Royalty will be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets received by Obligor from the smelter, refiner or other purchaser of Gold Bullion or gold and other minerals of any type contained in Other Products.

Other Provisions Related to Payment.

Hedging Transactions. All profits and losses resulting from Obligor’s engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations are specifically excluded from calculation of Net Smelter Returns and will be solely for Obligor’s account.

B-5

Commingling. Obligor will have the right to commingle, either underground, at the surface, in stockpiles or at a mill, autoclave, roaster or other processing facility used by Obligor, ore or concentrates, minerals and other material mined and removed from the Properties with ore, concentrates, minerals and other material mined and removed from other property. Before commingling, the average grade of the commingled materials and other measures as are appropriate will first be calculated by Obligor from representative samples, and the weight of such materials will be determined before commingling using practices which will be as good as or better than prevailing industry practices. In obtaining representative samples, calculating the average grade of the ore and average recovery percentages, the procedures used will be as good as or better than prevailing industry practices. Representative samples of the materials to be commingled will be retained by Obligor and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be retained for a reasonable amount of time, but not less than 18 months, after receipt by Royalty Holder of the applicable royalty payment.

No Obligation to Mine or Process. Subject to the Agreement, Obligor will have sole discretion to determine the extent of its operations on or for the benefit of the Properties and the time or the times for development, mining, stockpiling, processing and selling products produced from the Properties and the suspension or resumption of any operation with respect thereto. Obligor will have no obligation to Royalty Holder (in its capacity as the holder of this royalty) or otherwise to mine or to conduct any other operation on any of the Properties.

Books, Records, Inspections and Confidentiality.

Inspection of Books and Records. Royalty Holder will have the right, upon reasonable notice to Obligor, to inspect and copy all books, records, technical data, information and materials (the “Data”) pertaining to calculation of Royalty payments, including those with respect to commingling; provided that such inspections will not unreasonably interfere with Obligor’s operations. Obligor makes no representations or warranties to Royalty Holder concerning any of the Data except that the Data will be prepared in good faith and Royalty Holder agrees that if it elects to rely on any such Data or any other information made available by Obligor, it does so at its sole risk, except in the event of bad faith or fraud.

Audit and Objections. Royalty Holder will have the right to audit the books and records pertaining to production from the Properties and the calculation of the Royalty and to contest payments of Royalty for a period of twenty-four (24) months following receipt by Royalty Holder of each Royalty payment. Each Royalty payment will be deemed conclusively correct unless Royalty Holder objects to it in writing within twenty-four (24) months after receipt of such payment, setting forth in detail the basis for the Royalty Holder’s objection. If it is finally determined, through agreement by the Parties or following completion of the dispute as set out in Section 7(c) below, that Royalty Holder has been underpaid in any such payment, Obligor will promptly pay to Royalty Holder the underpaid amount plus interest in accordance with Section 5(b)(ii). In addition, if it is finally determined, through agreement by the Parties or following completion of the dispute as set out in Section 7(c) below, that Royalty payments for any calendar year are underpaid by more than five percent (5%), then Obligor will reimburse Royalty Holder for its reasonable costs incurred in auditing the books and records of Obligor.

B-6

Dispute Resolution.

If Royalty Holder objects to a Royalty payment in a timely manner as set out in Section 7(b) above, then the Parties will meet within thirty (30) days of Obligor’s receipt of the Royalty Holder’s objection and, acting in good faith, seek to resolve the dispute. If the Parties fail to resolve the dispute within thirty (30) days of the initial meeting, the dispute will be referred to the respective chief executive officers (or persons holding analogous positions) of the Parties who will, in good faith, attempt to resolve the dispute within twenty-one (21) days of such referral. If the chief executive officers of the Parties are unable to resolve the matter within such 21-day period, then either Party may submit the dispute to a court as provided in Section 7(c)(iii) below.

If any Party objects to the performance by the other Parties of any obligation arising under this Deed or of its interpretation, the Parties will meet within thirty (30) days of the by the other Party of the objecting Party’s objection and, acting in good faith, seek to resolve the dispute. If the Parties fail to resolve the dispute within thirty (30) days of the initial meeting, the dispute will be referred to the respective chief executive officers (or persons holding analogous positions) of the Parties who will, in good faith, attempt to resolve the dispute within twenty-one (21) days of such referral. If the chief executive officers of the Parties are unable to resolve the matter within such 21-day period, then either Party may submit the dispute to a court as provided in Section 7(c)(iii) below.

Any dispute arising out of or based upon this Deed or a Royalty payment or may be instituted in the state courts of Nevada or the federal courts of the United States, in each case located in Reno, Nevada, and each Party irrevocably submits to the exclusive jurisdiction of such courts. Service of process, summons, notice or other document delivered by mail to such Party’s address set forth herein shall be effective service of process for dispute brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any dispute in such courts and irrevocably waive and agree not to plead or claim in any such court that any such dispute brought in any such court has been brought in an inconvenient forum.

EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE JURY TRIAL WAIVER CONTAINED IN THIS DEED IS INTENDED TO APPLY, TO THE FULLEST EXTENT PERMITTED BY LAW, TO ANY AND ALL DISPUTES AND CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATE TO ANY OR ALL OF THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS OF ANY KIND. THIS DEED MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS A PARTY’S WRITTEN CONSENT TO SUCH PARTY’S WAIVER OF A JURY TRIAL.

Except as otherwise specified herein, in the event of a dispute arising under this Deed is submitted to court, the prevailing Party will be entitled to payment of its reasonable attorneys’ fees and costs in litigating the dispute.

B-7

Inspection of Facilities. Royalty Holder will have the right, upon reasonable notice, to inspect the facilities associated with the Properties to the extent necessary to confirm Obligor’s proper performance of its obligations in this Deed. Such inspection will be at the sole risk of Royalty Holder, and Royalty Holder will indemnify Obligor from any liability caused by Royalty Holder’s exercise of inspection rights, unless such liability is caused by the gross negligence or intentional acts of Obligor or its employees or agents.

Confidentiality.

No Party shall, without the express written consent of the other Parties, which consent may be withheld for any purpose, disclose any non-public information generated or received under this Deed relating to the calculation of Net Smelter Returns or Obligor’s operations on the Properties or other property (“Confidential Information”), other than to employees, agents or consultants of the receiving Party in respect of the administration or enforcement of its rights hereunder and who agree to be bound by the confidentiality provisions of this Deed (the breach of which shall be deemed to be a breach by the Party).

Any Party may disclose Confidential Information received from another Party (A) to a prospective lender to whom or to which the Party may, in good faith, grant a security interest in its interest in the Properties, or (B) to a prospective purchaser of all or part of a Party’s interest in the Royalty or the Properties, but only, in each case, if the prospective recipient of Confidential Information has executed a confidentiality agreement that includes confidentiality provisions substantially similar to this subsection.

Confidential Information may also be disclosed if such disclosure is required for compliance with applicable laws, rules, regulations or orders of any governmental agency or stock exchange having jurisdiction over a Party; provided, however, that the notice shall have been given to the non-disclosing Party or Parties of such disclosure as far in advance of such disclosure as is reasonably practicable and the disclosing Party or Parties ensures that only such information as is necessary to comply with the obligations is disclosed.

Compliance with Laws, Reclamation, Environmental Obligations and Indemnities.

Compliance with Laws. Obligor shall comply with all applicable federal, state and local laws, regulations and ordinances relating to Obligor’s activities and operations on or relating to the Properties.

Reclamation, Environmental Obligations and Indemnities. Obligor shall perform all reclamation required under federal, state and local laws, regulations and ordinances relating to Obligor’s activities or operations on or relating to the Properties. Obligor shall defend, indemnify and hold harmless Royalty Holder from and against any and all actions, claims, costs, damages, expenses (including attorney’s fees and legal costs), liabilities and responsibilities arising from or relating to Obligor’s activities or operations on or relating to the Property, including those under laws, regulations and ordinances intended to protect or preserve the environment or to reclaim the Properties. Obligor’s obligations under this Section 8(b) shall survive the abandonment, surrender or transfer of the Properties.

Insurance. Obligor shall use commercially reasonable efforts to maintain in good standing any policies of insurance maintained by Obligor in respect of the Properties and the mineral products and present all claims under such policies in a due and timely manner.

B-8

Title Maintenance.

Title Maintenance and Taxes. Subject to Obligor’s right to abandon all or any part of the Properties, Obligor shall maintain title to the Properties, including paying when due all taxes on or with respect to the Properties.

Assessment Work and Claim Maintenance Fees. Subject to Obligor’s right to abandon all or any part of the Properties, Obligor shall perform all required assessment work on, pay all mining claim maintenance fees for the Properties, and make such filings and recordings as are necessary to maintain title to the Properties in accordance with applicable federal and state laws and regulations.

[Remainder of page intentionally left blank.]

B-9

General Provisions.

Transfers.

Obligor may freely transfer all or any portion of its interest in the Properties so long as such transfer is expressly made subject to the Royalty. If Obligor transfers all or any portion of its interest in the Properties, Obligor will obtain from the transferee a written acknowledgement and assumption of the obligations of Obligor under this Deed with respect to the interest so transferred, and promptly provide evidence of such acknowledgement and assumption to Royalty Holder. Upon obtaining and delivering such acknowledgment and assumption to Royalty Holder, Obligor will thereupon be relieved of all liability for payment of the Royalty with respect to the Properties transferred for any Royalty that may thereafter arise with respect to such transferred interest, except with respect to any Royalty payments made prior to the date of transfer, which will continue to be governed by this Deed.

In the event Obligor desires to mortgage, pledge, encumber or otherwise create a security interest in all or any portion of the Properties or products produced from the Properties, Obligor will cause each agreement, indenture, bond, deed of trust, filing, application or other instrument that creates or purports to create a lien, mortgage, security interest or other charge secured by any interest in any of the Properties or such products to include an express agreement and acknowledgement by the parties to such instrument, in form and substance reasonably satisfactory to Royalty Holder, that the Royalty is (A) senior in right of payment and collection from revenues to any and all obligations created thereby in respect of any of the Properties or such products, and (B) that the Royalty is an independent interest in the Properties and is not subject to foreclosure pursuant to such mortgage, encumbrance or other form of security interest.

Royalty Holder may freely transfer, mortgage, pledge, encumber or otherwise create a security interest in all or any portion of the Royalty, provided that Obligor will have no obligation to make payments of Royalty to a transferee until receipt of written notice of the transfer and a copy of the transferring document.

No Partnership or Special Relationship. The relationship of Obligor and Royalty Holder with respect to the Royalty will not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship.

Certain Definitions. As used in the Deed, the term “Royalty Holder” will include all of the successors-in-interest to the Royalty Holder, and the term “Obligor” will include all of Obligor’s successors-in-interest.

Tailings and Other Waste Material. All tailings, residues, waste rock, spoiled leach materials, and other materials resulting from Obligor’s operations and activities with respect to the Properties shall be the sole property of Obligor but if Obligor processes such materials in the future, all gold and other minerals produced from such materials will be subject to the Royalty and the terms of this Deed.

Notices. Any notice, demand or other communication under this Deed (“Notice”) required or permitted to be given or made under this Deed will be in writing and shall be given to a Party at the address below (i) by courier or recognized overnight delivery service, or (ii) by registered or certified mail, return receipt requested. All Notices shall be effective and will be deemed delivered (A) if by courier or recognized overnight delivery service on the date of delivery, (B) if solely by mail on the day delivered as shown on the actual receipt. A Party may change its address for purposes of Notices from time-to-time by Notice to the other Party.

If to Obligor:	Walker River Resources LLC
1130 West Pender Street, Suite 820
Vancouver, B.C. V6E 4A4
Attn: Michel David

B-10

If to Royalty Holder:	Nevada Canyon LLC
5655 Riggins Court, Suite 15
Reno, NV 89502
Attn: Alan Day

Section Headings. The section headings contained in this Deed are inserted for convenience only and do not affect in any way the meaning or interpretation of this Deed.

Amendment. No amendment of any provision of this Deed will be valid with respect to any Party unless the same shall be in writing and signed by each Party. No waiver by any Party of any default or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent default or covenant or affect in any way any rights arising by virtue of any prior or subsequent occurrence.

Invalidity. If any term or provision of this Deed is invalid or unenforceable in any situation in any jurisdiction it will not affect the validity or enforceability of the remaining terms and provisions.

Governing Law. This Deed will be governed by and construed in accordance with the laws of the State of Nevada without giving effect to any choice or conflicts of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

Interpretation. The Parties have participated jointly in the negotiation and drafting of this Deed. In the event an ambiguity or question of intent or interpretation arises, this Deed will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Deed.

Counting. If the final day of any period or any date of performance under this Deed falls on a Saturday, Sunday or legal holiday in Nevada, then the final day of the period or the date of performance will be extended to the next day that is not a Saturday, Sunday or legal holiday in Nevada. For purposes of computing the time for performance of any obligation hereunder, however, Saturday, Sundays and legal holidays will be included.

Counterparts. This Deed may be executed in several counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one and the same instrument, and delivery of an executed copy of this Deed by email transmission or by other means of electronic communication capable of producing a printed copy shall be deemed to be execution and delivery of this Deed as of the date first above written.

[Signature page follows.]

B-11

The Parties have executed this Deed effective as of the Effective Date.

Obligor:

WALKER RIVER RESOURCES LLC, a Nevada limited liability company

By:
Name:	Michel David
Title:	Manager

Royalty Holder:

Nevada Canyon LLC, a Nevada limited liability company
By its Managing Member:

NEVADA CANYON GOLD CORP., a Nevada corporation

By:
Name:	Alan Day
Title:	President

[Notarial page follows.]

B-12

STATE OF ______________________	)
) ss.
COUNTY OF_____________________	)

This Royalty Deed was acknowledged me before me on this ____ day of May, 2024, by Michel David, as the Manager of Walker River Resources LLC, a Nevada limited liability company.

Notary Public

My commission expires: __________________

STATE OF ______________________	)
) ss.
COUNTY OF_____________________	)

This Royalty Deed was acknowledged me before me on this ____ day of May, 2024, by Alan Day, as the President of Nevada Canyon Gold Corp., a Nevada corporation, as the Managing Member of Nevada Canyon LLC, a Nevada limited liability company.

Notary Public

My commission expires: __________________

B-13

Exhibit A-1

Description of Sleeper Claims

The Properties include the following thirty-six (36) unpatented lode mining claims situated in Mineral County, Nevada:

			County	BLM
#	Claim Name	Location Date	Document No.	Legacy Serial No.
1	Sleeper 1	2/16/1994	107708	NMC699414
2	Sleeper 2	2/16/1994	107709	NMC699415
3	Sleeper 3	2/16/1994	107710	NMC699416
4	Sleeper 4	2/26/1994	107711	NMC699417
5	Sleeper 5	2/26/1994	107712	NMC699418
6	Sleeper 6	2/26/1994	107713	NMC699419
7	Sleeper 7	2/26/1994	107714	NMC699420
8	Sleeper 8	2/26/1994	107715	NMC699421
9	Sleeper 9	2/26/1994	107716	NMC699422
10	Sleeper 10	2/26/1994	107717	NMC699423
11	Sleeper 11	3/3/1994	107718	NMC699424
12	Sleeper 12	3/3/1994	107719	NMC699425
13	Sleeper 13	9/9/1994	109702	NMC708229
14	Sleeper 14	9/9/1994	109703	NMC708230
15	Sleeper 15	9/14/1994	109704	NMC708231
16	Sleeper 16	9/9/1994	109705	NMC708232
17	Sleeper 17	9/9/1994	109706	NMC708233
18	Sleeper 18	9/9/1994	109707	NMC708234
19	Sleeper 19	9/14/1994	109708	NMC708235
20	Sleeper 20	5/31/2009	148283	NMC1008338
21	Sleeper 21	5/31/2009	148284	NMC1008339
22	Sleeper 22	5/31/2009	148285	NMC1008340
23	Sleeper 23	5/31/2009	148286	NMC1008341
24	Sleeper 24	5/31/2009	148287	NMC1008342
25	Sleeper 25	5/31/2009	148288	NMC1008343
26	Sleeper 26	5/31/2009	148289	NMC1008344
27	Sleeper 27	5/31/2009	148290	NMC1008345
28	Sleeper 28	5/31/2009	148291	NMC1008346
29	Sleeper 29	6/1/2009	148292	NMC1008347
30	Sleeper 30	6/1/2009	148293	NMC1008348
31	Sleeper 31	6/1/2009	148294	NMC1008349
32	Sleeper 32	6/1/2009	148295	NMC1008350
33	Sleeper 33	6/1/2009	148296	NMC1008351
34	Sleeper 34	6/1/2009	148297	NMC1008352
35	Sleeper 35	6/1/2009	148298	NMC1008353
36	Sleeper 36	6/1/2009	148299	NMC1008354

Total of thirty-six (36) unpatented lode mining claims.

[End of Exhibit A-1]

B-14

Exhibit A-2

Description of Lapon Rose Claims

The Properties includes the following sixty (60) unpatented lode mining claims situated in Mineral County, Nevada:

			County	BLM
#	Claim Name	Location Date	Document No.	Legacy Serial No.
1	Lapon Rose 1	5/19/2017	165847	NMC1146627
2	Lapon Rose 2	5/19/2017	165848	NMC1146628
3	Lapon Rose 3	5/19/2017	165849	NMC1146629
4	Lapon Rose 4	5/19/2017	165850	NMC1146630
5	Lapon Rose 5	5/19/2017	165851	NMC1146631
6	Lapon Rose 6	5/19/2017	165852	NMC1146632
7	Lapon Rose 7	5/19/2017	165853	NMC1146633
8	Lapon Rose 8	5/19/2017	165854	NMC1146634
9	Lapon Rose 9	5/19/2017	165855	NMC1146635
10	Lapon Rose 10	5/19/2017	165856	NMC1146636
11	Lapon Rose 11	5/19/2017	165857	NMC1146637
12	Lapon Rose 12	5/19/2017	165858	NMC1146638
13	Lapon Rose 13	5/19/2017	165859	NMC1146639
14	Lapon Rose 14	5/19/2017	165860	NMC1146640
15	Lapon Rose 15	5/19/2017	165861	NMC1146641
16	Lapon Rose 16	5/19/2017	165862	NMC1146642
17	Lapon Rose 17	5/19/2017	165863	NMC1146643
18	Lapon Rose 18	5/27/2017	165864	NMC1146644
19	Lapon Rose 19	5/27/2017	165865	NMC1146645
20	Lapon Rose 20	5/27/2017	165866	NMC1146646
21	Lapon Rose 21	5/27/2017	165867	NMC1146647
22	Lapon Rose 22	5/27/2017	165868	NMC1146648
23	Lapon Rose 23	5/27/2017	165869	NMC1146649
24	Lapon Rose 24	5/27/2017	165870	NMC1146650
25	Lapon Rose 25	5/27/2017	165871	NMC1146651
26	Lapon Rose 26	5/27/2017	165872	NMC1146652
27	Lapon Rose 27	5/27/2017	165873	NMC1146653
28	Lapon Rose 28	5/27/2017	165874	NMC1146654
29	Lapon Rose 29	5/27/2017	165875	NMC1146655
30	Lapon Rose 30	5/27/2017	165876	NMC1146656
31	Lapon Rose 31	5/27/2017	165877	NMC1146657
32	Lapon Rose 32	5/27/2017	165878	NMC1146658
33	Lapon Rose 33	5/27/2017	165879	NMC1146659
34	Lapon Rose 34	5/27/2017	165880	NMC1146660
35	Lapon Rose 35	5/27/2017	165881	NMC1146661
36	Lapon Rose 36	5/27/2017	165882	NMC1146662
37	Lapon Rose 37	5/27/2017	165883	NMC1146663

B-15

			County	BLM
#	Claim Name	Location Date	Document No.	Legacy Serial No.
38	Lapon Rose 38	5/27/2017	165884	NMC1146664
39	Lapon Rose 39	5/27/2017	165885	NMC1146665
40	Lapon Rose 40	5/27/2017	165886	NMC1146666
41	Lapon Rose 41	5/27/2017	165887	NMC1146667
42	Lapon Rose 42	5/27/2017	165888	NMC1146668
43	Lapon Rose 43	5/27/2017	165889	NMC1146669
44	Lapon Rose 44	5/27/2017	165890	NMC1146670
45	Lapon Rose 45	5/27/2017	165891	NMC1146671
46	Lapon Rose 46	5/27/2017	165892	NMC1146672
47	Lapon Rose 47	5/27/2017	165893	NMC1146673
48	Lapon Rose 48	5/27/2017	165894	NMC1146674
49	Lapon Rose 49	5/27/2017	165895	NMC1146675
50	Lapon Rose 50	5/27/2017	165896	NMC1146676
51	Lapon Rose 51	5/19/2017	165897	NMC1146677
52	Lapon Rose 52	5/19/2017	165898	NMC1146678
53	Lapon Rose 53	5/19/2017	165899	NMC1146679
54	Lapon Rose 54	5/19/2017	165900	NMC1146680
55	Lapon Rose 55	5/19/2017	165901	NMC1146681
56	Lapon Rose 56	5/19/2017	165902	NMC1146682
57	Lapon Rose 57	5/19/2017	165903	NMC1146683
58	Lapon Rose 58	5/19/2017	165904	NMC1146684
59	Lapon Rose 59	5/28/2017	165905	NMC1146685
60	Lapon Rose 60	5/28/2017	165906	NMC1146686

Total of sixty (60) unpatented lode mining claims.

[End of Exhibit A-2]

[End of Exhibit A]

B-16

Exhibit C

Form of Sleeper Royalty ROFR Waiver

WAIVER OF PREEMPTIVE RIGHT

TO:	James A. Jorgensen and Karen L. Jorgensen Family Trust U/A dATED September 29, 2011

AND TO:	DONNA R. HARTMANN

AND TO:	Nevada Canyon LLC

FROM:	WALKER RIVER RESOURCES LLC

RE:	WAIVER OF PREEMPTIVE RIGHT UNDER SECTION 8 OF Mining Lease with Option to Purchase dated March 1, 2013

A.	Walker River Resources LLC, a Nevada limited liability company (“Walker River”), is the owner of the thirty-six (36) unpatented lode mining claims identified as the Sleeper 1 through 36 claims situated in Mineral County, Nevada (the “Sleeper Claims”).

B.	The Sleeper Claims are subject to a production royalty (the “Sleeper Royalty”) in the amount of one percent (1%) of the net smelter returns on the claims, which was created under that certain Mining Lease with Option to Purchase dated March 1, 2013 (the “Sleeper Lease”), concerning the Sleeper Claims. The royalty holder rights to the Sleeper Royalty are currently held by the James A. Jorgensen and Karen L. Jorgensen Family Trust U/A dated September 29, 2011 (the “Jorgensen Family Trust”), and Donna R. Hartmann (“Donna Hartman”; Donna Hartman and the Jorgensen Family Trust are collectively referred to as the “Sleeper Royalty Holders”).

C.	Walker River currently holds a right of first refusal on the Sleeper Royalty in accordance with Section 8 of the Sleeper Lease (the “Walker River ROFR”).

D.	Walker River has received written notice from the Sleeper Royalty Holders of their intention to sell (the “Transaction”) all of their right, title, and interest in and to the Sleeper Royalty to Nevada Canyon LLC, a Nevada limited liability company (“Nevada Canyon”), thereby triggering the Walker River ROFR.

E.	Walker River has agreed to waive the Walker River ROFR with respect to the sale of the Sleeper Royalty to Nevada Canyon.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Walker River hereby irrevocably and unconditionally waives the Walker River ROFR and any other rights under Section 8 of the Sleeper Lease withs respect to the Transaction.

DATED the ____ day of May, 2024.	WALKER RIVER RESOURCES LLC, a Nevada limited liability company.

By:
	Name:	Michel David
	Title:	Manager

C-1